Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO
REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of November 22, 2013, by and among HEICO CORPORATION, a Florida corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), as issuing bank (the “Issuing Bank”) and as swingline lender (the “Swingline Lender”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent (i) extend the Revolving Commitment Termination Date, (ii) increase the Aggregate Revolving Commitment Amount to $800,000,000 pursuant to Section 2.24, and (iii) amend certain other provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders are willing to do so as hereinafter set forth;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Lenders and the Administrative Agent agree as follows:
1.Amendments.
(a)    Section 1.1 of the Credit Agreement is amended by replacing the definitions of “Aggregate Revolving Commitment Amount”, “Obligations” and “Revolving Commitment Termination Date” in their entirety with the following definitions:
“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time. On the Fourth Amendment Date, the Aggregate Revolving Commitment Amount is $800,000,000.
“Obligations” shall mean (a) all amounts owing by the Loan Parties to the Administrative Agent, the Issuing Bank, any Lender (including the Swingline Lender) or SunTrust Robinson Humphrey, Inc. as the Lead Arranger pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, including without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all reasonable fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, (b) all Hedging Obligations owed by any Loan

Party to any Lender or Affiliate of any Lender, together with all renewals, extensions, modifications or refinancings of any of the foregoing and (c) all Bank Product Obligations, together with all renewals, extensions, modifications or refinancings of any of the foregoing; provided, however, that the definition of ‘Obligations’ shall not create any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.
“Revolving Commitment Termination Date” shall mean the earliest of (i) December 14, 2018, as such date may be extended pursuant to the terms of Section 2.25, (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.7 and (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable (whether by acceleration or otherwise).
(b)    Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Loan Party or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Loan Party is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Loan Party becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Fourth Amendment Date” means November 22, 2013.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
(c)    Section 2.24 of the Credit Agreement is amended by replacing the first sentence of subsection (a) of such Section in its entirety with the following:
“So long as no Event of Default has occurred and is continuing, from time to time after the Fourth Amendment Date, Borrower may, upon at least 30 days’ written notice to the Administrative Agent (who shall promptly provide a copy of such notice to each Lender), propose to increase the Aggregate Revolving Commitments by an amount not to exceed $200,000,000 (the amount of any such increase, the “Additional Commitment Amount”).”
(d)    Section 7.1 of the Credit Agreement is amended by replacing subsection (j) of such Section in its entirety with the following:
(j) any other Indebtedness of the Borrower or any Subsidiary that is a Loan Party; provided that (x) after giving effect to the incurrence thereof, the Borrower and its Subsidiaries would be in pro forma compliance with the Total Leverage Ratio required under Section 6.1 and the Senior Leverage Ratio required under Section 6.2 and (y) to the extent such indebtedness is secured, such Lien is permitted under Section 7.2 and secures the Obligations equally and ratably pursuant to the documentation, including without limitation an intercreditor agreement, reasonably acceptable to the Administrative Agent.
(e)    Section 7.11 of the Credit Agreement is amended by replacing clause (v) of such Section in its entirety with the following:
(v) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to Indebtedness permitted under Section 7.1(j), so long as such restrictions or conditions permit the Liens securing the Obligations (which consent may be conditioned upon the Indebtedness permitted under Section 7.1(j) being secured equally and ratably to the Obligations),
(f)    Schedule II of the Credit Agreement is amended by replacing such Schedule in its entirety with Schedule II attached hereto.
2.Commitment Increase.
(a)    Each of the undersigned Lenders with a positive amount in the “Revolving Commitment Increase” column on Schedule II (the “Increasing Lenders”) hereby agrees to increase the amount of its Revolving Commitment by the amount shown in such column.
(b)    Each of the undersigned Lenders further acknowledges and agrees that in the “Revolving Commitment, Post Amendment” column on Schedule II sets forth its Revolving Commitment under the Credit Agreement immediately after giving effect to this Amendment.
3.Certain Other Agreements.
(a)The increase in the Revolving Commitments under this Amendment is made pursuant to Section 2.24 of the Credit Agreement, and this Amendments constitutes the supplement to the Credit Agreement contemplated pursuant to Section 2.24(c) of the Credit Agreement in connection with such increase. Each of the undersigned Lenders waives any notices and time periods that may be required under Sections 2.24 and 2.25 of the Credit Agreement in connection with the extension of the Revolving Commitment Termination Date and the increase of the Revolving Commitments contemplated hereby.
(b)    Each of the undersigned Lenders consents to the amendment of the Subsidiary Guaranty Agreement by the Administrative Agent and the Loan Parties in the form attached as Schedule I.
4.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) such fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (ii) reimbursement or payment of the costs and expenses of the Administrative Agent incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (iii) each of the following documents:
(a)     executed counterparts to this Amendment from the Borrower, each of the Subsidiary Loan Parties and Lenders constituting at least the Required Lenders;
(b)    executed counterparts to the Amendment to the Guaranty Agreement from the Borrower, each of the Subsidiary Loan Parties and the Administrative Agent in the form of Schedule I;
(c)    a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of resolutions of its board of directors, authorizing the execution, delivery and performance of the Amendment, certifying the name, title and true signature of each officer of such Loan Party executing the Amendment and confirming that the articles of incorporation and bylaws have not changed since the Closing Date;
(d)    a favorable written opinion of Joseph W. Pallot, General Counsel to the Loan Parties, addressed to the Administrative Agent, the Issuing Bank and each of the Lenders, and covering such matters relating to the Loan Parties, the Amendment and the transactions contemplated herein as the Administrative Agent shall reasonably request;
(e)    certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of each Loan Party (other than those identified in Section 5 below); and
(f)    certified copies of all consents, approvals, authorizations, registrations and filings and orders, if any, required to be made or obtained under any Requirement of Law, or by any material Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired, and no investigation or inquiry by any Governmental Authority related thereto shall be ongoing.
5.Post-Closing Covenant    . The Borrower covenants and agrees that not later than fifteen Business Days after the Fourth Amendment Date (or such longer time as the Administrative Agent may agree in its sole discretion), the Borrower shall deliver a certificate of good standing or existence, as may be available from the Secretary of State of Tennessee for each of Aerodesign, Inc. and Battery Shop, L.L.C.

6.Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent:
(a)    The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect, (iii) has all licenses and permits necessary to carry on and conduct its business in all states and localities wherein it now operates and (iv) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;
(b) The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;
(c)    The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;
(d)    This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and
(e)    Immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects. No Default or Event of Default has occurred and is continuing as of the date hereof or would occur as after giving effect to this Amendment. Since the date of the financial statements of the Borrower described in Section 4.4 of the Credit Agreement, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect.
7.Reaffirmation. Each Subsidiary Loan Party consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Subsidiary Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Subsidiary Loan Party acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Subsidiary Guaranty Agreement (i) is and shall continue to be a primary obligation of the Subsidiary Loan Parties, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Subsidiary Loan Parties under the Subsidiary Guaranty Agreement.

8.Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
9.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.
10.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.
11.Costs and Expenses. The Borrower agrees to pay on demand all reasonable, documented, out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
12.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.
13.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
14.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Subsidiary Loan Parties, by their respective authorized officers as of the day and year first above written.

BORROWER:

HEICO CORPORATION

By:    /s/ CARLOS L. MACAU, JR.
Name: Carlos L. Macau, Jr.
Title: Executive Vice President -
Chief Financial Officer
and Treasurer

SUBSIDIARY LOAN PARTIES:

16-1741 PROPERTY, INC.
3D ACQUISITION CORP.
3D PLUS U.S.A., INC.
ACTION RESEARCH CORPORATION
AD HEICO ACQUISITION CORP.
AERODESIGN, INC.
AIRCRAFT TECHNOLOGY, INC.
ANALOG MODULES, INC.
ARGER ENTERPRISES, INC.
ATK ACQUISITION CORP.
AVIATION ENGINEERED SERVICES CORP.
AVIATION FACILITIES, INC.
BATTERY SHOP, L.L.C.
BLUE AEROSPACE LLC
CONNECTRONICS CORP.
CONXALL CORPORATION
CSI AEROSPACE, INC.
DB CONTROL CORP.
DEC TECHNOLOGIES, INC.
DE-ICING INVESTMENT HOLDINGS CORP.
DIELECTRIC SCIENCES, INC.
DUKANE SEACOM, INC.
DYNATECH ACQUISITION CORP.
EMD ACQUISITION CORP.
ENGINEERING DESIGN TEAM, INC.
FERRISHIELD, INC.
FUTURE AVIATION, INC.
HEICO AEROSPACE CORPORATION
HEICO AEROSPACE PARTS CORP.
HEICO EAST CORPORATION

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

HEICO ELECTRONIC TECHNOLOGIES CORP.
HEICO FLIGHT SUPPORT CORP.
HEICO PARTS GROUP, INC.
HFSC II CORP.
HNW BUILDING CORP.
HNW 2 BUILDING CORP.
HVT GROUP, INC.
INERTIAL AIRLINE SERVICES, INC.
IRCAMERAS LLC
JA ENGINEERING I CORP.
JA ENGINEERING II CORP.
JET AVION CORPORATION
JETSEAL, INC.
LEADER TECH, INC.
LPI INDUSTRIES CORPORATION
LUCIX CORPORATION
LUMINA POWER, INC.
MCCLAIN INTERNATIONAL, INC.
MCCLAIN PROPERTY CORP.
MERIDIAN INDUSTRIAL, INC.
NIACC AVITECH TECHNOLOGIES INC.
NORTHWINGS ACCESSORIES CORP.
PRIME AIR, LLC
RADIANT POWER CORP.
RAMONA RESEARCH, INC.
REINHOLD HOLDINGS, INC.
ROGERS-DIERKS, INC.
SANTA BARBARA INFRARED, INC.
SEAL DYNAMICS LLC
SIERRA MICROWAVE TECHNOLOGY, LLC
SI-REL, INC.
SUNSHINE AVIONICS LLC
SWITCHCRAFT HOLDCO, INC.
SWITCHCRAFT, INC.
THERMAL STRUCTURES, INC.
TURBINE KINETICS, INC.

By:    /s/ CARLOS L. MACAU, JR.
Name: Carlos L. Macau, Jr.
Title: Treasurer

HEICO AEROSPACE HOLDINGS CORP.

By:    /s/ THOMAS S. IRWIN
Name: Thomas S. Irwin
Title: Treasurer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

LENDERS:

SUNTRUST BANK, as a Lender

By:    /s/ DAVID A. ERNST
Name: David A. Ernst
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ GREGORY ROLL
Name: Gregory Roll
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender

By:    /s/ DAVID GUTIERREZ
Name: David Gutierrez
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ VANESSA CIVALERO
Name: Vanessa Civalero
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:    /s/ JAMES E. DAVIS
Name: James E. Davis
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

US BANK, NATIONAL ASSOCIATION, as a Lender

By:    /s/ MICHAEL E. TEMNICK
Name: Michael E. Temnick
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

RBS CITIZENS, N.A., as a Lender

By:    /s/ DONALD A. WRIGHT
Name: Donald A. Wright
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

SYNOVUS BANK, as a Lender

By:    /s/ MICHAEL SAWICKI
Name: Michael Sawicki
Title: Corporate Banking

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

THE NORTHERN TRUST COMPANY, as a Lender

By:    /s/ PRITHA MAJUMBER
Name: Pritha Majumber
Title: Second Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ ANTJE B. FOCKE
Name: Antje B. Focke
Title: Senior Underwriter

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

SABADELL UNITED BANK, N.A., as a Lender

By:    /s/ MAURICI LLADÓ
Name: Maurici Lladó
Title: EVP Corporate & Commercial Banking

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender

By:    /s/ JOHN A. MARIAN
Name: John A. Marian
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

MERCANTIL COMMERCEBANK, N.A., as a Lender

By:    /s/ ALAN HILLS
Name: Alan Hills
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

FLORIDA COMMUNITY BANK N.A., as a Lender

By:    /s/ JONATHAN SIMOENS
Name: Jonathan Simoens
Title: SVP Commercial Lending Credit Manager

[SIGNATURE PAGE TO FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT]

Schedule I

Form of First Amendment to Subsidiary Guaranty Agreement

[Attached]

Execution Version

FIRST AMENDMENT TO SUBSIDIARY
GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SUBSIDIARY GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of November 22, 2013, by and among HEICO CORPORATION, a Florida Corporation (the “Borrower”) and certain Subsidiaries of Borrower party thereto from time to time (together with Borrower and any other Subsidiary of Borrower that becomes a party thereto, each a “Guarantor” and collectively, the “Guarantors”) in favor of SUNTRUST BANK, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Guarantors entered into that certain Subsidiary Guaranty Agreement, dated as of December 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Guaranty Agreement), pursuant to which the Guarantors guaranteed all obligations and liabilities of the Borrower arising in connection with the Credit Agreement and related documents;
WHEREAS, the Borrower, the Administrative Agent and the Lenders are amending the Credit Agreement pursuant to that Fourth Amendment to Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Fourth Amendment”), and it is a condition precedent to the effectiveness of the Fourth Amendment that the parties hereto amend the Guaranty Agreement;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, each Guarantor hereby agrees with the Administrative Agent as follows:

1.Amendments.
(a)    Section 1 of the Guaranty Agreement is amended by replacing subsection (a) of such Section in its entirety with the following:
Section 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (i) the due and punctual payment of all Obligations, including without limitation, (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (B) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement or disbursements, interest thereon and obligations to provide cash collateral, and (C) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (iii) the due and punctual payment and performance of all obligations of the Borrower, monetary or otherwise, arising under any Hedging Transaction entered into with a counterparty that was a Lender or an Affiliate of a Lender at the time such Hedging Transaction was entered into, together with all renewals, extensions, modifications or refinancings of any of the foregoing (all the monetary and other obligations referred to in the preceding clauses (i) through (iii), which for the avoidance of doubt shall not include any Excluded Swap Obligations, being collectively called the “Guaranteed Obligations”). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from such Guarantor, and that such Guarantor will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations.
(b)    The Guaranty Agreement is amended adding the following new Section 24:

Section 24.    Keepwell. Each Qualified ECP Guarantor (as defined in the Security Agreement) hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party that is not a Qualified ECP Guarantor to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 24 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 24, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 24 shall remain in full force and effect until this Agreement is terminated in accordance with its terms. Each Qualified ECP Guarantor intends that this Section 24 constitute, and this Section 24 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party that is not a Qualified ECP Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Administrative Agent.

3.Effect of Amendment. Except as set forth expressly herein, all terms of the Guaranty Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity). The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Guaranty Agreement, nor constitute a waiver of any provision of the Guaranty Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

4.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Florida and all applicable federal laws of the United States of America.

5.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Guaranty Agreement or an accord and satisfaction in regard thereto.

6.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

7.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns.

8.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

HEICO CORPORATION

By:    /s/ CARLOS L. MACAU, JR.
Name: Carlos L. Macau, Jr.
Title: Executive Vice President -
Chief Financial Officer
and Treasurer

SUBSIDIARY LOAN PARTIES:

16-1741 PROPERTY, INC.
3D ACQUISITION CORP.
3D PLUS U.S.A., INC.
ACTION RESEARCH CORPORATION
AD HEICO ACQUISITION CORP.
AERODESIGN, INC.
AIRCRAFT TECHNOLOGY, INC.
ANALOG MODULES, INC.
ARGER ENTERPRISES, INC.
ATK ACQUISITION CORP.
AVIATION ENGINEERED SERVICES CORP.
AVIATION FACILITIES, INC.
BATTERY SHOP, L.L.C.
BLUE AEROSPACE LLC
CONNECTRONICS CORP.
CONXALL CORPORATION
CSI AEROSPACE, INC.
DB CONTROL CORP.
DEC TECHNOLOGIES, INC.
DE-ICING INVESTMENT HOLDINGS CORP.
DIELECTRIC SCIENCES, INC.
DUKANE SEACOM, INC.
DYNATECH ACQUISITION CORP.
EMD ACQUISITION CORP.
ENGINEERING DESIGN TEAM, INC.
FERRISHIELD, INC.
FUTURE AVIATION, INC.
HEICO AEROSPACE CORPORATION
HEICO AEROSPACE PARTS CORP.
HEICO EAST CORPORATION
HEICO ELECTRONIC TECHNOLOGIES CORP.

[SIGNATURE PAGE TO FIRST AMENDMENT TO SUBSIDIARY GUARANTY AGREEMENT]

HEICO FLIGHT SUPPORT CORP.
HEICO PARTS GROUP, INC.
HFSC II CORP.
HNW BUILDING CORP.
HNW 2 BUILDING CORP.
HVT GROUP, INC.
INERTIAL AIRLINE SERVICES, INC.
IRCAMERAS LLC
JA ENGINEERING I CORP.
JA ENGINEERING II CORP.
JET AVION CORPORATION
JETSEAL, INC.
LEADER TECH, INC.
LPI INDUSTRIES CORPORATION
LUCIX CORPORATION
LUMINA POWER, INC.
MCCLAIN INTERNATIONAL, INC.
MCCLAIN PROPERTY CORP.
MERIDIAN INDUSTRIAL, INC.
NIACC AVITECH TECHNOLOGIES INC.
NORTHWINGS ACCESSORIES CORP.
PRIME AIR, LLC
RADIANT POWER CORP.
RAMONA RESEARCH, INC.
REINHOLD HOLDINGS, INC.
ROGERS-DIERKS, INC.
SANTA BARBARA INFRARED, INC.
SEAL DYNAMICS LLC
SIERRA MICROWAVE TECHNOLOGY, LLC
SI-REL, INC.
SUNSHINE AVIONICS LLC
SWITCHCRAFT HOLDCO, INC.
SWITCHCRAFT, INC.
THERMAL STRUCTURES, INC.
TURBINE KINETICS, INC.

By:    /s/ CARLOS L. MACAU, JR.
Name: Carlos L. Macau, Jr.
Title: Treasurer

HEICO AEROSPACE HOLDINGS CORP.

By:    /s/ THOMAS S. IRWIN
Name: Thomas S. Irwin
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO SUBSIDIARY GUARANTY AGREEMENT]

Acknowledged and Agreed to as of the date hereof

ADMINISTRATIVE AGENT

SUNTRUST BANK

By:    /s/ DAVID A. ERNST
Name: David A. Ernst
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO SUBSIDIARY GUARANTY AGREEMENT]

Schedule II

COMMITMENT AMOUNTS

Lender	Increase to Revolving Commitment	Revolving Commitment, Post Amendment
SunTrust Bank	$10,000,000	$125,000,000
Wells Fargo Bank, National Association	$10,000,000	$125,000,000
Bank of America, N.A.	$10,000,000	$125,000,000
Branch Banking and Trust Company	$22,500,000	$72,500,000
PNC Bank, National Association	$15,000,000	$70,000,000
US Bank, National Association	$15,000,000	$50,000,000
RBS Citizens, N.A.	$15,000,000	$50,000,000
Fifth Third Bank, an Ohio Banking Corporation	$18,000,000	$38,000,000
JPMorgan Chase Bank, N.A.	$5,000,000	$30,000,000
Sabadell United Bank, N.A.	$5,000,000	$30,000,000
Synovus Bank	$0	$30,000,000
The Northern Trust Company	$4,500,000	$29,500,000
Mercantil Commercebank, N.A.	$0	$15,000,000
Florida Community Bank N.A.	$0	$10,000,000
TOTAL:	$130,000,000	$800,000,000